

[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Aggregate - CLTV 100%

                                                 ARM and Fixed        $178,673,338


                                                          Detailed Report


Summary of Loans in Statistical Calculation Pool                                                              Range
(As of Calculation Date)
Total Number of Loans                                                              1,051
Total Outstanding Balance                                                   $178,673,338
Average Loan Balance                                                            $170,003                 $19,340 to $655,000
WA Mortgage Rate                                                                  7.339%                  5.050% to 11.875%
Net WAC                                                                           6.830%                  4.541% to 11.366%
ARM Characteristics
             WA Gross Margin                                                      7.024%                  4.000% to 10.000%
             WA Months to First Roll                                                  30                       1 to 36
             WA First Periodic Cap                                                1.630%                  1.000% to 3.000%
             WA Subsequent Periodic Cap                                           1.459%                  1.000% to 2.000%
WA Lifetime Cap                                                                  14.271%                 11.750% to 18.875%
WA Lifetime Floor                                                                 7.348%                  5.050% to 11.875%
WA Original Term (months)                                                            360                     180 to 360
WA Remaining Term (months)                                                           359                     179 to 360
WA LTV                                                                            90.95%                  67.00% to 100.00%
   Percentage of Pool with CLTV > 100%                                             0.00%
   WA Effective LTV (Post MI)                                                     90.95%
   Second Liens w/100% CLTV                                                        0.00%
WA FICO                                                                              623
Secured by (% of pool)                      1st Liens                            100.00%
                                            2nd Liens                              0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                  69.82%





-----------------------------------------------------------------------------------------------------------------------------------
  Top 5 States:       Top 5 Prop:       Doc Types:       Purpose Codes        Occ Codes          Grades          Orig PP Term
CA       15.89%     SFR     70.22%   FULL      93.52%   PUR       85.30%    OO     100.00     A       96.92%     0      30.18%
TX        8.05%     PUD     20.77%   STATED     6.48%   RCO       13.46%                      A-       0.99%     12      3.60%
FL        6.01%     CND      7.29%                      RNC        1.24%                      B        1.51%     24     33.41%
WA        4.76%     2 FAM    1.37%                                                            C        0.39%     30      0.09%
IL        4.75%     CNDP     0.34%                                                            C-       0.18%     36     27.49%
                                                                                                                 60      5.23%
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 1 of 9



[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

 Aggregate - CLTV 100%

                                                     ARM and Fixed $178,673,338

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF        % OF           AVERAGE       GROSS       REMG.             ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL           BALANCE        WAC        TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                                $355,846      2         0.20         $177,923        8.006      326.90    660      88.5
2/28 LIB6M                            $23,765,416    157        13.30         $151,372        7.279      358.41    640      92.4
2/28 LIB6M - IO - 24                  $34,480,568    151        19.30         $228,348        7.078      358.85    610      92.3
2/28 LIB6M - IO - 60                   $1,460,000      5         0.82         $292,000        6.830      358.43    603      83.7
3/27 LIB6M                            $61,348,423    433        34.34         $141,682        7.658      358.87    628      90.1
3/27 LIB6M - IO - 36                  $38,966,440    196        21.81         $198,808        7.170      358.87    610      90.2
3/27 LIB6M - IO - 60                   $1,698,038      9         0.95         $188,671        7.319      357.47    608      80.0
15Yr Fixed                               $144,162      2         0.08          $72,081        6.626      179.35    738      87.1
30Yr Fixed                            $12,272,067     77         6.87         $159,377        7.285      358.95    644      93.3
30Yr Fixed - CC                        $1,280,681      9         0.72         $142,298        7.916      358.17    602      91.7
30Yr Fixed - IO - 60                   $2,901,698     10         1.62         $290,170        6.623      359.29    658      91.7
-----------------------------------------------------------------------------------------------------------------------------------
                                     $178,673,338  1,051       100.00         $170,003        7.339      358.58    623      91.0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Original Term
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF        % OF         AVERAGE         GROSS       REMG.             ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC        TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
ARM 360                              $162,074,730     953       90.71         $170,068        7.352      358.71    621      90.8
Fixed 180                                $144,162       2        0.08          $72,081        6.626      179.35    738      87.1
Fixed 360                             $16,454,446      96        9.21         $171,400        7.217      358.95    643      92.9
                                     $178,673,338   1,051      100.00         $170,003        7.339      358.58    623      91.0
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF           AVERAGE        GROSS       REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL          BALANCE          WAC       TERM     FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 - $25,000.00                        $19,340      1         0.01          $19,340       10.250     303.00     568      67.0
$25,000.01 - $50,000.00                  $207,844      5         0.12          $41,569       10.595     328.56     588      83.5
$50,000.01 - $75,000.00                $2,713,073     40         1.52          $67,827        8.168     355.39     629      92.8
$75,000.01 - $100,000.00              $14,880,666    166         8.33          $89,643        7.870     357.51     614      89.3
$100,000.01 - $150,000.00             $40,322,337    328        22.57         $122,934        7.528     358.84     618      88.7
$150,000.01 - $200,000.00             $38,163,951    222        21.36         $171,910        7.393     358.78     623      91.7
$200,000.01 - $250,000.00             $26,612,746    119        14.89         $223,637        7.301     358.45     625      91.9
$250,000.01 - $300,000.00             $20,849,092     76        11.67         $274,330        6.944     358.79     630      91.5
$300,000.01 - $350,000.00             $13,791,875     43         7.72         $320,741        7.203     359.08     625      94.0
$350,000.01 - $400,000.00             $10,859,161     29         6.08         $374,454        6.889     358.92     623      90.4
$400,000.01 - $450,000.00              $4,255,086     10         2.38         $425,509        7.212     358.63     631      87.8
$450,000.01 - $500,000.00              $3,693,758      8         2.07         $461,720        6.923     358.87     624      95.1
$500,000.01 - $550,000.00              $1,051,000      2         0.59         $525,500        6.324     359.49     637      89.8
$550,000.01 - $600,000.00                $598,409      1         0.33         $598,409        6.050     359.00     802     100.0
$650,000.01 - $700,000.00                $655,000      1         0.37         $655,000        6.300     359.00     617     100.0
                                     $178,673,338  1,051       100.00         $170,003        7.339     358.58     623      91.0



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 2 of 9



[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Aggregate - CLTV 100%

                                                     ARM and Fixed $178,673,338

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                             State
-----------------------------------------------------------------------------------------------------------------------------------

                                           CURRENT    # OF       % OF         AVERAGE         GROSS      REMG.             ORIG
DESCRIPTION                                BALANCE   LOANS       TOTAL        BALANCE          WAC        TERM     FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                                 $2,322,351    17         1.30         $136,609        8.092      358.57     595    95.4
Alaska                                  $1,225,909     5         0.69         $245,182        8.952      358.87     603   100.0
Arizona                                 $5,092,475    32         2.85         $159,140        7.212      358.82     626    85.4
Arkansas                                  $722,222     5         0.40         $144,444        7.321      359.49     651   100.0
California                             $28,384,857    93        15.89         $305,214        6.590      358.70     627    88.0
Colorado                                $7,632,926    41         4.27         $186,169        6.988      358.80     609    92.2
Connecticut                             $1,910,509    11         1.07         $173,683        7.656      358.58     606    90.0
Delaware                                  $141,296     1         0.08         $141,296        7.670      358.00     607   100.0
District of Columbia                      $150,700     1         0.08         $150,700        7.600      358.00     621   100.0
Florida                                $10,739,130    56         6.01         $191,770        7.469      358.87     633    92.0
Georgia                                 $8,462,070    64         4.74         $132,220        7.868      358.60     609    90.3
Hawaii                                  $1,207,142     3         0.68         $402,381        6.485      359.00     653   100.0
Idaho                                     $842,329     7         0.47         $120,333        7.003      358.72     612    82.2
Illinois                                $8,481,155    54         4.75         $157,058        7.290      359.00     648    90.7
Indiana                                 $3,998,911    36         2.24         $111,081        7.656      355.04     632    92.7
Iowa                                      $574,820     6         0.32          $95,803        8.196      358.81     621    88.5
Kansas                                  $1,640,873    12         0.92         $136,739        8.174      359.06     614    91.0
Kentucky                                  $482,569     5         0.27          $96,514        8.164      358.88     618    93.4
Louisiana                                 $113,944     1         0.06         $113,944        9.500      359.00     586   100.0
Maine                                     $192,887     2         0.11          $96,443        7.763      358.14     588    88.6
Maryland                                $3,768,437    17         2.11         $221,673        7.346      358.83     616    87.0
Massachusetts                           $2,720,135    12         1.52         $226,678        7.017      358.60     626    89.6
Michigan                                $5,492,555    38         3.07         $144,541        7.635      359.09     624    92.6
Minnesota                               $7,285,102    37         4.08         $196,895        7.375      358.59     629    97.3
Mississippi                               $762,087     7         0.43         $108,870        8.090      358.59     611    97.1
Missouri                                $2,846,676    20         1.59         $142,334        7.878      358.94     606    92.3
Montana                                   $503,110     4         0.28         $125,777        7.292      359.27     637    85.8
Nebraska                                  $331,121     3         0.19         $110,374        7.266      359.34     632    80.0
Nevada                                  $3,458,789    16         1.94         $216,174        6.837      359.00     633    86.7
New Hampshire                           $3,804,021    18         2.13         $211,334        7.626      358.95     650    97.0
New Jersey                              $5,751,993    26         3.22         $221,231        7.373      358.68     630    88.5
New Mexico                                $772,137     5         0.43         $154,427        7.817      359.20     604    94.7
New York                                $2,971,787    14         1.66         $212,271        7.002      359.03     636    88.9
North Carolina                          $5,471,852    43         3.06         $127,252        7.700      358.55     605    91.3
North Dakota                              $344,362     4         0.19          $86,091        7.728      359.43     657    88.4
Ohio                                    $4,906,962    45         2.75         $109,044        7.912      354.94     593    88.2
Oklahoma                                $1,487,952    15         0.83          $99,197        7.582      358.36     631    99.6
Oregon                                  $2,219,285    12         1.24         $184,940        6.826      359.26     631    94.3
Pennsylvania                            $3,011,729    19         1.69         $158,512        7.670      358.57     614    95.0
Rhode Island                              $403,925     2         0.23         $201,963        7.611      360.00     635    78.5
South Carolina                          $1,834,300    14         1.03         $131,021        7.605      357.77     631    92.6
South Dakota                              $109,500     1         0.06         $109,500        8.350      360.00     592   100.0
Tennessee                               $4,235,514    34         2.37         $124,574        7.576      358.38     614    91.5
Texas                                  $14,391,118   114         8.05         $126,238        7.621      358.76     618    89.1
Utah                                    $1,562,837    11         0.87         $142,076        7.028      359.22     633    90.7
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 3 of 9



[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Aggregate - CLTV 100%

                                                     ARM and Fixed $178,673,338

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                             State
-----------------------------------------------------------------------------------------------------------------------------------

                                           CURRENT    # OF       % OF         AVERAGE         GROSS       REMG.            ORIG
DESCRIPTION                                BALANCE   LOANS      TOTAL         BALANCE          WAC        TERM     FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
Vermont                                  $191,717      1         0.11        $191,717         7.550      358.00    750     100.0
Virginia                               $2,905,638     12         1.63        $242,137         7.557      358.47    609      93.4
Washington                             $8,506,873     39         4.76        $218,125         7.181      358.91    624      93.6
West Virginia                            $697,172      3         0.39        $232,391         7.641      358.56    622     100.0
Wisconsin                              $1,435,980     12         0.80        $119,665         7.440      358.99    656      89.9
Wyoming                                  $169,600      1         0.09        $169,600         7.375      360.00    557      80.0
-----------------------------------------------------------------------------------------------------------------------------------
                                     $178,673,338  1,051       100.00        $170,003         7.339      358.58    623      91.0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF        % OF         AVERAGE         GROSS       REMG.             ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC        TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                            $213,087      5         0.12         $42,617         9.943      304.13    548      69.2
70.01 - 75.00                          $2,550,333     17         1.43        $150,020         7.566      359.38    626      75.0
75.01 - 80.00                         $77,228,725    475        43.22        $162,587         7.009      358.56    618      80.0
80.01 - 85.00                             $83,162      1         0.05         $83,162         8.990      357.00    579      85.0
95.01 - 100.00                        $98,598,031    553        55.18        $178,297         7.584      358.70    627     100.0
-----------------------------------------------------------------------------------------------------------------------------------
                                     $178,673,338  1,051       100.00        $170,003         7.339      358.58    623      91.0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Current Gross Coupon
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE        GROSS        REMG.             ORIG
DESCRIPTION                               BALANCE    LOANS    TOTAL           BALANCE          WAC         TERM   FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                          $1,780,400      9         1.00         $197,822        5.286     358.94     635      82.6
5.501 - 6.000                         $11,147,583     47         6.24         $237,183        5.885     359.10     642      83.3
6.001 - 6.500                         $24,874,071    117        13.92         $212,599        6.327     358.22     643      87.8
6.501 - 7.000                         $34,383,063    190        19.24         $180,963        6.818     358.96     633      90.1
7.001 - 7.500                         $39,261,804    232        21.97         $169,232        7.301     358.55     622      90.6
7.501 - 8.000                         $32,819,882    209        18.37         $157,033        7.759     358.77     613      93.8
8.001 - 8.500                         $15,305,048    106         8.57         $144,387        8.282     358.88     604      93.2
8.501 - 9.000                         $10,880,646     76         6.09         $143,166        8.752     357.45     613      96.3
9.001 - 9.500                          $3,508,473     26         1.96         $134,941        9.316     357.37     594      97.1
9.501 - 10.000                         $2,152,339     18         1.20         $119,574        9.810     358.87     587      96.3
10.001 - 10.500                          $844,805      9         0.47         $93,867        10.212     357.67     586      90.1
10.501 - 11.000                        $1,445,886      8         0.81        $180,736        10.816     358.02     610      93.6
11.001 - 11.500                          $224,116      3         0.13         $74,705        11.275     348.81     547      84.8
11.501 - 12.000                           $45,223      1         0.03         $45,223        11.875     358.00     620     100.0
-----------------------------------------------------------------------------------------------------------------------------------
                                     $178,673,338  1,051      100.00          $170,003        7.339     358.58     623      91.0
-----------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 4 of 9



[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Aggregate - CLTV 100%

                                                     ARM and Fixed $178,673,338

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                             Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF        % OF         AVERAGE         GROSS      REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC       TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
SFR                                  $125,471,735    770        70.22         $162,950        7.343      358.49    621      90.9
PUD                                   $37,110,867    200        20.77         $185,554        7.337      358.76    622      90.0
CND                                   $13,031,462     68         7.29         $191,639        7.216      358.92    637      92.2
2 FAM                                  $2,450,736     10         1.37         $245,074        7.286      358.73    681     100.0
CNDP                                     $608,539      3         0.34         $202,846        9.325      358.72    615      95.4
-----------------------------------------------------------------------------------------------------------------------------------
                                     $178,673,338  1,051       100.00         $170,003        7.339      358.58    623      91.0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF        % OF          AVERAGE        GROSS      REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL          BALANCE          WAC       TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
PUR                                  $152,414,159    901        85.30         $169,161        7.387      358.66    623      92.1
RCO                                   $24,046,236    133        13.46         $180,799        7.042      358.14    623      84.4
RNC                                    $2,212,942     17         1.24         $130,173        7.249      358.08    631      83.6
-----------------------------------------------------------------------------------------------------------------------------------
                                     $178,673,338  1,051       100.00         $170,003        7.339     358.58    623      91.0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT   # OF      % OF            AVERAGE         GROSS       REMG.              ORIG
DESCRIPTION                               BALANCE   LOANS     TOTAL           BALANCE          WAC        TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
OO                                   $178,673,338  1,051      100.00          $170,003        7.339      358.58    623      91.0
-----------------------------------------------------------------------------------------------------------------------------------
                                     $178,673,338  1,051      100.00          $170,003        7.339      358.58    623      91.0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT   # OF        % OF         AVERAGE         GROSS       REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS      TOTAL         BALANCE          WAC        TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
121 - 180                                $144,162      2         0.08         $72,081         6.626      179.35    738      87.1
301 - 360                            $178,529,176  1,049        99.92        $170,190         7.339      358.73    623      91.0
-----------------------------------------------------------------------------------------------------------------------------------
                                     $178,673,338  1,051       100.00        $170,003         7.339      358.58    623      91.0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF           AVERAGE        GROSS       REMG.             ORIG
DESCRIPTION                               BALANCE    LOANS     TOTAL           BALANCE          WAC       TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
FULL                                 $167,094,789    981        93.52         $170,331        7.336     358.57     620      91.7
STATED INCOME                         $11,578,549     70         6.48         $165,408        7.382     358.78     666      80.8
-----------------------------------------------------------------------------------------------------------------------------------
                                     $178,673,338  1,051       100.00         $170,003        7.339     358.58     623      91.0
-----------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 5 of 9



[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Aggregate - CLTV 100%

                                                     ARM and Fixed $178,673,338

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF        % OF         AVERAGE         GROSS      REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC       TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
801 - 820                                $598,409      1         0.33        $598,409         6.050      359.00    802     100.0
781 - 800                                 $50,880      1         0.03         $50,880         7.500      180.00    782     100.0
761 - 780                              $1,243,133      6         0.70        $207,189         7.384      358.94    774      98.4
741 - 760                              $2,199,503     12         1.23        $183,292         7.020      358.60    749      94.6
721 - 740                              $3,345,174     18         1.87        $185,843         6.628      358.88    731      95.7
701 - 720                              $3,404,614     19         1.91        $179,190         6.584      353.96    710      88.8
681 - 700                              $7,058,384     44         3.95        $160,418         7.006      357.20    690      90.5
661 - 680                              $9,135,328     56         5.11        $163,131         7.004      358.83    669      91.5
641 - 660                             $14,063,839     91         7.87        $154,548         7.316      358.98    649      91.0
621 - 640                             $38,969,755    198        21.81        $196,817         7.033      358.83    630      91.2
601 - 620                             $41,437,408    238        23.19        $174,107         7.377      358.75    611      91.5
581 - 600                             $42,588,861    260        23.84        $163,803         7.554      358.85    591      90.5
561 - 580                              $9,910,806     72         5.55        $137,650         8.215      358.79    572      87.8
541 - 560                              $3,796,981     27         2.13        $140,629         8.135      358.91    552      89.2
521 - 540                                $687,616      6         0.38        $114,603         8.748      355.67    528      78.5
501 - 520                                $182,648      2         0.10         $91,324        10.418      335.03    510      75.1
-----------------------------------------------------------------------------------------------------------------------------------
                                     $178,673,338  1,051      100.00         $170,003         7.339      358.58    623      91.0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF        % OF         AVERAGE         GROSS      REMG.              ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC       TERM     FICO      LTV
-----------------------------------------------------------------------------------------------------------------------------------
A                                    $173,162,319  1,016        96.92        $170,435         7.330      358.60    624      90.8
A-                                     $1,773,851     13         0.99        $136,450         7.689      356.07    612      92.8
B                                      $2,703,535     17         1.51        $159,031         7.477      359.21    613      95.0
C                                        $704,238      3         0.39        $234,746         7.421      358.81    623     100.0
C-                                       $329,396      2         0.18        $164,698         8.476      359.00    615      93.0
-----------------------------------------------------------------------------------------------------------------------------------
                                     $178,673,338  1,051      100.00         $170,003         7.339      358.58    623      91.0
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                          Collateral Grouped by Prepayment Penalty Months
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF          AVERAGE         GROSS       REMG.             ORIG
DESCRIPTION                               BALANCE    LOANS      TOTAL         BALANCE          WAC        TERM    FICO       LTV
-----------------------------------------------------------------------------------------------------------------------------------
0                                     $53,927,573    327        30.18         $164,916        7.639     358.77     624      92.1
12                                     $6,434,375     40         3.60         $160,859        7.592     359.02     626      87.6
24                                    $59,702,016    322        33.41         $185,410        7.121     358.70     622      91.5
30                                       $155,688      1         0.09         $155,688        7.940     358.00     629     100.0
36                                    $49,115,421    309        27.49         $158,950        7.306     358.75     620      88.9
60                                     $9,338,266     52         5.23         $179,582        6.989     355.67     645      93.5
-----------------------------------------------------------------------------------------------------------------------------------
                                     $178,673,338  1,051       100.00         $170,003        7.339     358.58     623      91.0
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 6 of 9



[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Aggregate - CLTV 100%

                                                     ARM and Fixed $178,673,338

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll
                                                                                                 (Excludes 98 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                          WA              CURRENT    # OF        % OF         AVERAGE         GROSS      REMG.              ORIG
DESCRIPTION               MTR             BALANCE    LOANS      TOTAL         BALANCE           WAC       TERM     FICO     LTV
-----------------------------------------------------------------------------------------------------------------------------------
0 - 6                      4             $568,932      7         0.35          $81,276         8.732    318.37    618    81.3
19 - 24                   23          $59,492,897    308        36.71         $193,159         7.142    358.86    622    92.2
25 - 31                   31             $405,518      1         0.25         $405,518         6.330    355.00    623    80.0
32 - 37                   35         $101,607,382    637        62.69         $159,509         7.471    358.86    621    90.0
-----------------------------------------------------------------------------------------------------------------------------------
                                     $162,074,730    953       100.00         $170,068         7.352    358.71    621    90.8
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Range of Margin
                                                                                                 (Excludes 98 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF        % OF         AVERAGE         GROSS      REMG.            ORIG
DESCRIPTION                               BALANCE    LOANS    TOTAL           BALANCE          WAC        TERM     FICO   LTV
-----------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000                            $127,890       1        0.08        $127,890         6.750     359.00    627    80.0
4.001 - 5.000                            $542,752       4        0.33        $135,688         6.815     350.50    610    78.4
5.001 - 6.000                         $29,252,805     180       18.05        $162,516         6.821     358.49    611    80.7
6.001 - 7.000                         $51,484,256     255       31.77        $201,899         6.778     358.85    640    89.9
7.001 - 8.000                         $61,132,912     381       37.72        $160,454         7.723     358.72    614    94.8
8.001 - 9.000                         $17,421,209     115       10.75        $151,489         8.416     358.87    609    95.5
9.001 - 10.000                         $2,112,906      17        1.30        $124,289         9.325     358.56    602    98.4
-----------------------------------------------------------------------------------------------------------------------------------
7.024                                $162,074,730     953      100.00        $170,068         7.352     358.71    621    90.8
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates
                                                                                                 (Excludes 98 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF         AVERAGE         GROSS       REMG.           ORIG
DESCRIPTION                               BALANCE    LOANS     TOTAL          BALANCE          WAC       TERM     FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000                          $943,211      4         0.58         $235,803        6.299     358.26     670    80.0
12.001 - 12.500                        $2,924,796     15         1.80         $194,986        5.781     358.83     629    81.6
12.501 - 13.000                       $10,105,561     46         6.24         $219,686        6.051     359.01     633    82.7
13.001 - 13.500                       $25,555,047    126        15.77         $202,818        6.468     358.81     637    86.8
13.501 - 14.000                       $32,673,381    181        20.16         $180,516        6.910     358.92     628    90.5
14.001 - 14.500                       $32,692,562    192        20.17         $170,274        7.338     358.79     620    91.2
14.501 - 15.000                       $26,839,782    169        16.56         $158,815        7.781     358.40     613    94.3
15.001 - 15.500                       $13,183,177     91         8.13         $144,870        8.283     358.91     603    93.3
15.501 - 16.000                        $9,686,079     68         5.98         $142,442        8.761     358.53     610    96.4
16.001 - 16.500                        $3,073,145     23         1.90         $133,615        9.305     357.24     585    96.7
16.501 - 17.000                        $2,152,339     18         1.33         $119,574        9.810     358.87     587    96.3
17.001 - 17.500                          $844,805      9         0.52          $93,867       10.212     357.67     586    90.1
17.501 - 18.000                        $1,131,505      7         0.70         $161,644       10.834     357.75     621    91.8
18.001 - 18.500                          $224,116      3         0.14          $74,705       11.275     348.81     547    84.8
18.501 - 19.000                           $45,223      1         0.03          $45,223       11.875     358.00     620   100.0
-----------------------------------------------------------------------------------------------------------------------------------
14.271                               $162,074,730     953      100.00         $170,068        7.352     358.71     621    90.8
-----------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page 7 of 9




[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Aggregate - CLTV 100%

                                                     ARM and Fixed $178,673,338

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap
                                                                                                 (Excludes 98 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT    # OF    % OF           AVERAGE         GROSS        REMG.           ORIG
DESCRIPTION                                BALANCE   LOANS    TOTAL           BALANCE          WAC        TERM     FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.000                                    $548,732     4         0.34         $137,183         7.921     337.88    635      88.6
1.500                                $146,925,341   858        90.65         $171,242         7.348     358.83    620      91.3
2.000                                    $501,018     3         0.31         $167,006         8.080     358.29    610      95.6
3.000                                 $14,099,638    88         8.70         $160,223         7.337     358.22    629      84.7
-------------------------------------------------------------------------------------------------------------------------------
                                     $162,074,730   953       100.00         $170,068         7.352     358.71    621      90.8
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   Subsequent Periodic Rate Cap
                                                                                                (Excludes 98 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF     % OF          AVERAGE         GROSS       REMG.              ORIG
DESCRIPTION                               BALANCE   LOANS      TOTAL        BALANCE           WAC        TERM     FICO     LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000                                 $13,746,179    85         8.48         $161,720        7.406      357.53    629      85.2
1.500                                $147,994,331   866        91.31         $170,894        7.349      358.82    620      91.3
2.000                                    $334,220     2         0.21         $167,110        6.320      358.00    614      80.0
----------------------------------------------------------------------------------------------------------------------------------
                                     $162,074,730   953       100.00         $170,068        7.352      358.71    621      90.8
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                   Range of Lifetime Rate Floor
                                                                                                (Excludes 98 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF     % OF          AVERAGE          GROSS      REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS      TOTAL        BALANCE           WAC        TERM     FICO    LTV
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 6.000                        $11,044,062     48         6.81         $230,085        5.846      359.03    635      82.5
6.001 - 7.000                        $54,184,497    281        33.43         $192,827        6.614      358.93    634      89.1
7.001 - 8.000                        $64,880,066    392        40.03         $165,510        7.508      358.59    617      91.8
8.001 - 9.000                        $24,311,517    169        15.00         $143,855        8.475      358.73    607      94.2
9.001 - 10.000                        $5,408,940     43         3.34         $125,789        9.511      357.89    587      96.6
> 10.000                              $2,245,649     20         1.39         $112,282       10.665      356.83    600      90.6
------------------------------------------------------------------------------------------------------------------------------
                                    $162,074,730    953      100.00          $170,068        7.352      358.71    621      90.8
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Next Interest Adjustment Date
                                                                                                (Excludes 98 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT    # OF       % OF         AVERAGE         GROSS      REMG.             ORIG
DESCRIPTION                               BALANCE   LOANS      TOTAL         BALANCE          WAC        TERM     FICO    LTV
----------------------------------------------------------------------------------------------------------------------------------
10/05                                    $27,870      1         0.02          $27,870       11.000      301.00    595      70.0
12/05                                   $263,550      3         0.16          $87,850        8.744      303.00    668      77.5
02/06                                   $232,962      2         0.14         $116,481        7.941      340.21    583      89.2
03/06                                    $44,550      1         0.03          $44,550       11.375      306.00    523      69.1
06/07                                 $1,611,791     12         0.99         $134,316        7.175      357.17    635      82.8
07/07                                $16,957,748     84        10.46         $201,878        7.223      358.00    620      94.7
08/07                                $29,522,105    155        18.22         $190,465        7.100      359.00    625      91.6
09/07                                $11,401,253     57         7.03         $200,022        7.127      360.00    614      91.4
04/08                                   $405,518      1         0.25         $405,518        6.330      355.00    623      80.0
06/08                                 $2,215,676     15         1.37         $147,712        7.674      357.25    660      94.7


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page  8 of 9



[LOGO OMITTED] Countrywide(R)
-----------------------------                                                                        Computational Materials For
SECURITIES CORPORATION                                                     Countrywide Asset-Backed Certificates, Series 2005-12
  A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------------------

                                                       Aggregate - CLTV 100%

                                                     ARM and Fixed $178,673,338

                                                          Detailed Report
-----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date
                                                                                                 (Excludes 98 Fixed Rate Mortgages)
-----------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT   # OF       % OF          AVERAGE         GROSS       REMG.            ORIG
DESCRIPTION                               BALANCE   LOANS      TOTAL         BALANCE          WAC        TERM     FICO    LTV
-----------------------------------------------------------------------------------------------------------------------------------
07/08                                 $27,882,670    171        17.20        $163,057         7.585      358.00    619    92.1
08/08                                 $54,097,829    344        33.38        $157,261         7.488      359.00    620    89.7
09/08                                 $17,411,208    107        10.74        $162,722         7.210      360.00    620    87.1
-----------------------------------------------------------------------------------------------------------------------------------
                                     $162,074,730    953       100.00        $170,068         7.352      358.71    621    90.8
-----------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                                            Page  9 of 9